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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 5, 2002

                             MURPHY OIL CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     1-8590                    71-0361522
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     or incorporation)                                       Identification No.)



                         200 Peach Street,
                           P.O. Box 7000
                        El Dorado, Arkansas                71730-7000
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             (Address of principal executive offices)      (Zip Code)

         Registrant's telephone number, including area code 870-862-6411
                                                            ------------

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Item 9. Regulation FD Disclosure

       On August 5, 2002, each of the Principal Executive Officer, Claiborne P. Deming, and Principal Financial Officer, Steven A. Cosse, of Murphy Oil Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

       A copy of each of these statements is attached hereto as Exhibit 99.1 and
Exhibit 99.2.

                                    Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           /s/ John W. Eckart
                                           ------------------
                                      By:  John W. Eckart
                                           Controller

Date:  August 6, 2002


Exhibit Index

Exhibit 99.1: Statement Under Oath of Principal Executive Officer dated August 5, 2002

Exhibit 99.2: Statement Under Oath of Principal Financial Officer dated August 5, 2002